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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 28, 2005

                        SHELLS SEAFOOD RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    0-28258                  65-0427966
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 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

  16313 N. Dale Mabry Hwy, Suite 100, Tampa, FL                    33618
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (813) 961-0944

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On July 28, 2005, John F. Hoffner was appointed to the board of directors of Shells Seafood Restaurants, Inc. There are no arrangements or understandings between the company and Mr. Hoffner and any other person pursuant to which Mr. Hoffner became a director. The board of directors named Mr. Hoffner to serve on the Audit Committee as the chairman and has determined that Mr. Hoffner qualifies as an "audit committee financial expert" as defined in regulations adopted pursuant to the Sarbanes-Oxley Act of 2002. A copy of the press release announcing the appointment of Mr. Hoffner is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SHELLS SEAFOOD RESTAURANTS, INC.

                                                By: /s/ Leslie J. Christon
                                                    ----------------------------
                                                    Leslie J. Christon
                                                    President and CEO
Dated: August 3, 2005

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                                  EXHIBIT INDEX

 Exhibit
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 99.1       Press Release dated August 3, 2005.